UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21911

                 OLD MUTUAL ABSOLUTE RETURN MASTER FUND, L.L.C.
               (Exact name of registrant as specified in charter)

                                   ----------

                          800 Westchester Avenue, S-618
                            Rye Brook, New York 10573
               (Address of principal executive offices) (Zip code)

                          SEI Investments Distributors
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-888-266-2200

                        DATE OF FISCAL YEAR END: MARCH 31

                    DATE OF REPORTING PERIOD: MARCH 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

Old Mutual Absolute Return Master Fund, L.L.C.

Financial Statements

For the year ended March 31, 2010

                 Old Mutual Absolute Return Master Fund, L.L.C.
                               Table of Contents

Financial Statements:

Report of Independent Registered Public Accounting Firm ...   1
Schedule of Investments ...................................   2
Statement of Assets and Liabilities .......................   4
Statement of Operations ...................................   5
Statements of Changes in Members' Capital .................   6
Statement of Cash Flows ...................................   7
Financial Highlights ......................................   8
Notes to Financial Statements .............................   9
Board of Managers and Officers of the Fund (unaudited) ....  23

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll free (888) 266-2200; and (ii) on the Commission's website at http://www.sec.gov.

                  Certified      Rothstein, Kass & Company, P.C.   Beverly Hills
                  Public         4 Becker Farm Road                Dallas
                  Accountants    Roseland, NJ 07068                Denver
                                 tel 973.994.6666                  Grand Cayman
                                 fax 973.994.0337                  Irvine
                                 www.rkco.com                      New York
                                                                   Roseland
                                                                   San Francisco
                                                                   Walnut Creek

[ROTHSTEIN KASS LOGO]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of
Old Mutual Absolute Return Master Fund, L.L.C.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Old Mutual Absolute Return Master Fund, L.L.C. (the "Fund") as of March 31, 2010, and the related statements of operations, changes in members' capital, cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the period November 1, 2006 (commencement of operations) through March 31, 2007 and for the year ended March 31, 2008 were audited by an independent registered public accounting firm whose report dated May 29, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2010, by correspondence with the custodian and portfolio funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Mutual Absolute Return Master Fund, L.L.C. as of March 31, 2010, the results of its operations, changes in members' capital, cash flows and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                           -s- Rothstein, Kass & Company, P.C.

Roseland, New Jersey
May 27, 2010

                      An independent firm associated with AGN International Ltd.
                                                        [AGN INTERNATIONAL LOGO]

                 Old Mutual Absolute Return Master Fund, L.L.C.
                            Schedule of Investments
                                 March 31, 2010

           INVESTMENT STRATEGIES AS A PERCENTAGE OF TOTAL INVESTMENTS

[PIE CHART]

Directional - 17.6%

Equity Strategies - 49.6%

Event Driven - 16.3%

Opportunistic - 16.5%

                                                                                     % OF
                                                                        FAIR       MEMBERS'                   NOTICE
PORTFOLIO FUND                                              COST        VALUE      CAPITAL(1)  LIQUIDITY(2)   PERIOD      LOCK-UP
-----------------------------------------------------   -----------  -----------  -----------  ------------  --------  -------------
DIRECTIONAL:
COMAC Global Macro Fund, Ltd. (Shares: 6,019.880)       $   823,353  $   996,063        4.66%    Monthly        60       None
Nias Futures Fund, Ltd. (Shares: 813.584)                   912,584      882,036        4.13%   Quarterly       14       None
Remington Investment Strategies, L.P.                       650,000      740,423        3.46%   Annually        60       None
Tudor BVI Global Fund, Ltd.                                 803,973      873,269        4.08%   Quarterly       60       None
                                                        -----------  -----------  ----------
   TOTAL DIRECTIONAL                                      3,189,910    3,491,791       16.33%
                                                        -----------  -----------  ----------

EQUITY STRATEGIES:
7x7 Institutional Partners, L.P.                            618,753      727,212        3.40%    Monthly        60       None
Atlas Fundamental Trading Fund, L.P.                        550,000      537,900        2.52%   Quarterly       60       None
Cedar Hill Onshore Mortgage Opportunity Fund, L.P.           21,285       21,285        0.10%   Quarterly      180       None
Cygnus Utilities, Infrastructure & Renewables, LLC          650,000      634,463        2.97%    Monthly        30       None
Expo Health Sciences Fund, L.P.                             475,000      558,192        2.61%   Quarterly       30       None
FrontPoint Onshore Financial Services Fund, L.P.            750,000      786,660        3.68%   Quarterly       30       None
Galante Partners, L.P.                                      479,394      329,690        1.54%   Quarterly       30       None
GEM Realty Securities, L.P. - Class A                       375,000      415,885        1.94%   Annually        60       None
GEM Realty Securities, L.P. - Class B                       475,000      519,711        2.43%   Quarterly       60       None
Iridian Opportunity Fund, L.P.                              625,000      629,455        2.94%    Monthly        30       None
JANA Partners Qualified, L.P.                             1,146,995    1,288,488        6.03%   Quarterly       60      None (5)
JANA Piranha Fund, L.P.                                      44,649       28,177        0.13%      N/A         N/A   Side Pocket (3)
JAT Capital Domestic Fund, L.P.                             500,000      556,648        2.60%   Quarterly       45       None
Longhorn Onshore Investors, L.P.                            350,000      295,623        1.38%   Quarterly       45       None
Marshall Wace Market Neutral TOPS Fund, L.P.                650,000      578,999        2.71%    Monthly        30       None
Riley Paterson Asian Opportunities Fund                     250,000      235,923        1.10%    Monthly        30       None
Two Sigma Spectrum U.S. Fund, L.P.                        1,225,000    1,526,491        7.14%   Quarterly       55       None
                                                        -----------  -----------  ----------
   TOTAL EQUITY STRATEGIES                                9,186,076    9,670,802       45.22%
                                                        -----------  -----------  ----------

                 Old Mutual Absolute Return Master Fund, L.L.C.
                      Schedule of Investments (concluded)
                                 March 31, 2010

                                                                                % OF
                                                                    FAIR       MEMBERS'                 NOTICE
PORTFOLIO FUND                                        COST          VALUE     CAPITAL(1)  LIQUIDITY(2)  PERIOD         LOCK-UP
-----------------------------------------------  -------------  ------------  ----------  ------------  -------  ------------------
EVENT DRIVEN:
GCA Credit Opportunities Fund LLC                 $    500,000  $    671,895       3.14%    Quarterly      60          None
GoldenTree Partners, L.P.                              106,125       120,867       0.57%    Quarterly      90          None(5)
Greywolf Capital Partners II, L.P.                       8,509         5,781       0.03%       N/A        N/A      Side Pocket(3)
Kingdon Credit Partners, L.P.                          475,000       501,161       2.34%    Quarterly      90          None
Senator Global Opportunity Fund, L.P.                  500,000       677,015       3.17%    Quarterly      60          None
Southpaw Credit Opportunity Partners, L.P.             775,000       856,406       4.00%  Semi-annually    60          None
Stone Lion Fund, L.P.                                  350,000       397,068       1.86%    Quarterly      90    Until Dec. 31, 2010
                                                  ------------  ------------  ---------
   TOTAL EVENT DRIVEN                                2,714,634     3,230,193      15.11%
                                                  ------------  ------------  ---------

OPPORTUNISTIC:
D.E. Shaw Composite Fund, LLC                          815,536       846,227       3.96%    Quarterly      90         (5)(6)
Manikay Onshore Fund, L.P.                             450,000       447,648       2.09%    Quarterly      65         None
Perry Partners, L.P.                                 1,000,000     1,099,499       5.14%    Annually       90    Until Dec. 31, 2010
Wexford Spectrum Fund, L.P.                            835,000       875,154       4.09%    Quarterly      90    Until Dec. 31, 2010
                                                  ------------  ------------  ---------
   TOTAL OPPORTUNISTIC                               3,100,536     3,268,528      15.28%
                                                  ------------  ------------  ---------

   TOTAL PORTFOLIO FUNDS                            18,191,156    19,661,314      91.94%
                                                  ------------  ------------  ---------

CASH EQUIVALENT:
SDIT Prime Obligation Fund, Class A, 0.100% (4)        732,677       732,677       3.43%      Daily       None         None
                                                  ------------  ------------  ---------
   TOTAL CASH EQUIVALENT                               732,677       732,677       3.43%
                                                  ------------  ------------  ---------

   TOTAL INVESTMENTS                              $ 18,923,833  $ 20,393,991      95.37%
                                                  ============  ============  =========

(1)   Percentages are based on Members' Capital at March 31, 2010 of
      $21,383,984.

(2) Liquidity terms shown apply after lock-up provisions. Please see Note 10.L. of the Notes to the Financial Statements.

(3) Represents a side pocket balance which will be liquidated upon monetization of assets held in the side pocket. Please see Note 10.L. of the Notes to the Financial Statements.

(4)   The rate shown is the 7-day effective yield as of March 31, 2010.

(5)   A portion of the investment has been deemed a side pocket investment.

(6) Fund has restricted liquidity since 12/31/08. A gate provision permits a maximum withdrawal of 6.25% of capital per quarter.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                      Statement of Assets and Liabilities
                                 March 31, 2010

ASSETS
Investments in Portfolio Funds, at fair value (cost $18,191,156)          $ 19,661,314
Cash equivalent, at fair value (cost $732,677)                                 732,677
Fund investments made in advance                                             1,075,000
Receivable for investments sold                                                295,297
Interest receivable                                                                103
                                                                          ------------
   TOTAL ASSETS                                                             21,764,391
                                                                          ------------

LIABILITIES
Redemption payable                                                             312,000
Professional fees payable                                                       60,454
Payable to Adviser                                                               4,431
Board of Managers' fees payable                                                  1,875
Administration fees payable                                                      1,250
Other accrued expenses                                                             397
                                                                          ------------
   TOTAL LIABILITIES                                                           380,407
                                                                          ------------

   NET ASSETS                                                             $ 21,383,984
                                                                          ============

MEMBERS' CAPITAL
Net capital                                                               $ 19,250,690
Accumulated net investment loss                                               (791,675)
Accumulated net realized gain on Portfolio Funds                             1,454,811
Net unrealized appreciation/depreciation on investments in
   Portfolio Funds                                                           1,470,158
                                                                          ------------
   TOTAL MEMBERS' CAPITAL                                                 $ 21,383,984
                                                                          ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                            Statement of Operations
                       For the year ended March 31, 2010

INVESTMENT INCOME:
   Interest                                             $     3,803
                                                        -----------

EXPENSES:
   Professional fees                                        206,026
   Due diligence fees                                        35,813
   Board of Managers' fees                                    7,500
   Administration fee                                         5,000
   Printing fees                                              3,689
   Custody fee                                                1,525
   Insurance fees                                             1,322
   Filing fees                                                  338
   Registration fees                                            147
   Other expenses                                             6,222
                                                        -----------
      Total expenses                                        267,582
                                                        -----------
NET INVESTMENT LOSS                                        (263,779)
                                                        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   IN PORTFOLIO FUNDS
Net realized loss on investments in Portfolio Funds        (296,091)
Net change in unrealized appreciation/ depreciation
   on investments in Portfolio Funds                      1,555,403
                                                        -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   IN PORTFOLIO FUNDS                                     1,259,312
                                                        -----------

NET INCREASE IN MEMBERS' CAPITAL DERIVED FROM
   INVESTMENT ACTIVITIES                                $   995,533
                                                        ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                   Statements of Changes in Members' Capital

                                                              For the year     For the year
                                                                  ended           ended
                                                             March 31, 2010   March 31, 2009
                                                             --------------   --------------
FROM INVESTMENT ACTIVITIES:
   Net investment loss*                                      $    (263,779)   $     (109,826)
   Net realized gain (loss) on investments in
     Portfolio Funds                                              (296,091)        1,137,729
   Net change in unrealized appreciation/depreciation
     on investments in Portfolio Funds                           1,555,403        (1,310,281)
                                                             -------------    --------------

      Net increase (decrease) in Members' Capital derived
        from investment activities                                 995,533          (282,378)
                                                             -------------    --------------

MEMBERS' CAPITAL TRANSACTIONS:
Proceeds from sales of Interests                                 5,958,900         5,583,753
Redemptions of Interests                                        (1,536,000)       (2,293,032)
                                                             -------------    --------------
     Total Members' Capital Transactions                         4,422,900         3,290,721
                                                             -------------    --------------

NET INCREASE IN MEMBERS' CAPITAL:                                5,418,433         3,008,343
Members' Capital at Beginning of year                           15,965,551        12,957,208
                                                             -------------    --------------
Members' Capital at End of year                              $  21,383,984    $   15,965,551
                                                             =============    ==============

ACCUMULATED NET INVESTMENT LOSS                              $    (791,675)   $     (527,896)
                                                             =============    ==============

*     Investment income less net expenses.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                            Statement of Cash Flows
                       For the year ended March 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in Members' Capital derived from investment activities        $     995,533
Adjustments to reconcile net increase in Members' Capital derived from investment activities to net cash used in operating activities:
      Purchases of Portfolio Funds, at fair value                            (10,821,447)
      Proceeds from sales of Portfolio Funds                                   5,540,325
      Net realized loss on investments in Portfolio Funds                        296,091
      Net change in unrealized appreciation/depreciation
        on investments in Portfolio Funds                                     (1,555,403)
   Changes in operating assets and liabilities:
      Decrease in receivable for investments sold                                100,996
      Decrease in prepaid insurance fees                                           1,322
      Decrease in interest receivable                                                814
      Decrease in Fund investments made in advance                              (725,000)
      Increase in due from Old Mutual
        Absolute Return Fund, L.L.C.                                             110,023
      Decrease in payable to Adviser                                             (83,826)
      Decrease in professional fees payable                                      (39,546)
      Increase in other accrued expenses                                              22
                                                                           -------------
Net cash used in operating activities                                         (6,180,096)
                                                                           -------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of Interests                                                5,958,900
Redemption of Interests, net of change in redemption payable                  (2,684,002)
                                                                           -------------
Net cash provided by financing activities                                      3,274,898
                                                                           -------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                     (2,905,198)
Cash and cash equivalents, beginning of year                                   3,637,875
                                                                           -------------
CASH AND CASH EQUIVALENTS, END OF YEAR                                     $     732,677
                                                                           =============

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES
Redemption payable                                                         $     312,000
                                                                           =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                              Financial Highlights

                                               For the         For the         For the      November 1, 2006*
                                              year ended      year ended      year ended            to
                                            March 31, 2010  March 31, 2009  March 31, 2008    March 31, 2007
                                            --------------  --------------  --------------  ------------------
Total Return                                         5.05%         (1.73)%           8.83%            3.95%(1)

Net assets, end of period (in 000's)        $      21,384   $     15,966    $      12,957   $       11,017

Ratio to average members' capital:

   Expenses (2)                                      1.45%          0.98%            2.86%            2.93%(3)

   Net investment loss                              (1.43)%        (0.68)%          (2.56)%          (2.52)%(3)

Portfolio turnover rate (5)                         35.03%         52.98%           25.01%            2.52%(4)

*      Commencement of operations.

(1)   Total return is for the period indicated and has not been annualized.

(2)   Expenses of Portfolio Funds are not included in the expense ratio.

(3)   Annualized.

(4)   Not annualized.

(5) Portfolio turnover rate is the lesser of purchases or proceeds from sales of investments in Portfolio Funds during the period divided by the average value of investments in Portfolio Funds held during the year.

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                         Notes to Financial Statements
                                 March 31, 2010

1. ORGANIZATION

Old Mutual Absolute Return Master Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") with the United States Securities and Exchange Commission ("SEC"), as a non-diversified, closed-end, management investment company, which was formed on April 25, 2006 and commenced operations on November 1, 2006. The Fund is a master fund in a master/feeder structure into which its feeder funds, Old Mutual Absolute Return Fund, L.L.C. (the "Feeder Fund") and Old Mutual Absolute Return Institutional Fund, L.L.C. (the "Institutional Feeder Fund"), (collectively, the "Feeders" or "Members"), invest substantially all of their assets. As of March 31, 2010, the Feeder Fund's investment in the Fund represented 91.67% of Members' Capital and the Institutional Feeder Fund's investment in the Fund represented 8.33% of Members' Capital.

The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and interests in the Feeders ("Interests") are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act.

The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. The Fund invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America and the rules and regulations of the SEC. The following is a summary of the significant accounting policies followed by the Fund:

                 Old Mutual Absolute Return Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. Accounting Standards Codification

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") LAUNCHES ACCOUNTING STANDARDS CODIFICATION - The FASB has issued FASB ASC 105 (formerly FASB Statement No.
168), The "FASB Accounting Standards Codification(TM)" and the Hierarchy of Generally Accepted Accounting Principles ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of September 30, 2009.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

C. Valuation of Portfolio Investments at Fair Value and Investment Transactions

GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

                 Old Mutual Absolute Return Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The three levels of the fair value hierarchy under GAAP are described below:

- Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

- Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

- Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The net asset value of the Fund is determined by or at the discretion of the Adviser as of the close of business as of the end of each month in accordance with the valuation principles as may be determined from time to time pursuant to policies established by the Fund's Board of Managers (the "Board"). The net asset value of the Fund is primarily based on the fair value of each of its interests in Portfolio Funds.

As permitted under GAAP, the investments in portfolio funds are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying portfolio funds, without adjustment, when the net asset valuations of the portfolio funds are calculated (or adjusted by the Fund if necessary) in a manner consistent with GAAP for investment companies. As a general matter, the fair value of the Fund's interest in a Portfolio Fund represents the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its assets. The Adviser or, in certain cases, the Fund's Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Fund's interests in a Portfolio Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In its determination of fair value the Board considers subscription and redemption rights, including any restrictions on the redemptions from the Portfolio Funds. Investments in portfolio funds are included in either Level 2 or 3 of the fair value hierarchy. In determining the level, the Fund considers the length of time until the investment is redeemable including notice and lock up periods or any other restriction on the disposition of the investment. The Fund also considers the nature of the portfolios of the portfolios of the underlying portfolio funds and their ability to liquidate their underlying investments. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription to or redemption from the Portfolio Fund.

Interest income is recorded on an accrual basis and consists of interest earned on cash and cash equivalents.

As required by GAAP, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 consider several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The table below sets forth information about the level within the fair value hierarchy at which the Fund's investments are measured at March 31, 2010:

                                   Level 1  --
                                  Quoted Prices      Level 2 --
                                    in Active       Significant       Level 3 --
                                   Markets for         Other         Significant
                                    Identical        Observable      Unobservable     Total as of
                                      Assets           Inputs           Inputs       March 31, 2010
                                  --------------   --------------   --------------   --------------
        Assets (at fair value)
Investments in Portfolio Funds    $            -   $   18,219,860   $    1,441,454   $   19,661,314
               Cash Equivalent           732,677                -                -          732,677
                                  --------------   --------------   --------------   --------------
                         Total    $      732,677   $   18,219,860   $    1,441,454   $   20,393,991
                                  ==============   ==============   ==============   ==============

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

   Beginning          Realized and                                             Ending Balance
 Balance as of         unrealized       Net purchase/                          as of March 31,
 April 1, 2009       gains/(losses)         sales         Transfer in/out           2010
---------------      --------------     -------------     ---------------      ---------------
$    13,120,880      $     (53,014)     $  (4,644,441)    $    (6,981,971)     $     1,441,454
===============      =============      =============     ===============      ===============

Realized and unrealized gains and losses are included in net gain (loss) on investments in the Statement of Operations. The change in unrealized gains (losses) for the year ended March 31, 2010 for investments still held at March 31, 2010 of $(548,404) is reflected in net change in unrealized appreciation/depreciation on investments in Portfolio Funds.

For the year ended March 31, 2010, there have been no significant changes to the Fund's fair value methodologies.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. Income Taxes

Counsel to the Fund rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund also rendered its opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended March 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2010, the Fund did not incur any significant interest or penalties.

The aggregate income tax basis of investments was $19,690,560. Net unrealized depreciation on investments for income tax purposes was $(181,882), consisting of $1,557,440 of gross unrealized appreciation and $(1,739,322) of gross unrealized depreciation.

E. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

G. Cash Equivalent

As of March 31, 2010, cash equivalent consists of an investment in a money market fund affiliated with the Administrator (as defined in Note 3).

                 Old Mutual Absolute Return Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

H. Accounting Pronouncements Recently Issued or Adopted

On September 30, 2009 the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2009-12. This ASU was issued to provide guidance for reporting entities that calculate net asset value (NAV) or an equivalent. This ASU provides a practical expedient to measure the fair value of investments within the scope of the ASU. The purpose of the ASU is to reduce some of the complexity and inconsistency amongst investors who report investments in these types of vehicles at fair value in accordance with Topic
(ASC) 820 Fair Value Measurements and Disclosures. The Funds' adopted the provisions of the ASU effective for the year beginning April 1, 2009.

On January 21, 2010, the FASB issued an ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and iii) purchases, sales, issuances and settlements must be shown on a gross basis in periods beginning after December 15, 2009, however the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

3. RELATED PARTY TRANSACTIONS AND OTHER

A. Related Party Transactions

Larch Lane Advisors LLC (the "Adviser"), a Delaware limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser (RIA) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). LLA Holdings, LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly- owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. Effective April 1, 2009, OMUSH transferred its ownership interest in the Fund of approximately $1,111,500 to the Institutional Feeder Fund in exchange for 11,005 units of the Institutional Feeder Fund. OMUSH does not own any Interests as of March 31, 2010. The Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Institutional Feeder Fund. The Adviser has also paid various expenses for the Fund for which the Fund has a non-interest bearing payable which is due upon demand. The accompanying Statement of Assets and Liabilities includes a payable to Adviser of $4,431.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

Under the agreement with the Adviser, the Fund does not pay any investment management fee to the Adviser. The fees are paid at the Feeder Fund level. However, under the agreement, in the event the Adviser ceases to serve as the Adviser to each Feeder, the Master Fund would then be subject to a fee that is calculated and payable in accordance with the lowest annual rate that had most recently been charged by the Adviser to a Feeder.

The Fund and the Feeder Fund have entered into a Master/Feeder Agreement dated October 13, 2006, and the Fund and the Institutional Feeder Fund have entered into a Master/Feeder Agreement dated February 8, 2007. Pursuant to the agreements, the Fund and the Feeders will each have the same investment objective and substantially the same investment policies. The Feeders will pursue their investment objectives by investing on an ongoing basis substantially all of their investable assets in the Fund in exchange for limited liability company interests in the Fund. The Master/Feeder Agreements will remain in effect unless terminated by the Fund or the Feeders.

B. Other

Pursuant to an administrative services agreement, SEI Investments Global Funds Services (the "Administrator"), provides various administrative services to the Fund and the Feeders, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Interests; reviewing and, subject to approval by the Fund, accepting subscriptions for Interests and accepting payment therefore; performing all acts related to the repurchase of Interests; and performing all other clerical services necessary in connection with the administration of the Fund.

In consideration for the services provided by the Administrator, the Fund pays the Administrator a monthly fee calculated and assessed monthly in arrears at an annualized rate of 0.01% of the Fund's net assets, subject to a minimum annual fee of $5,000.

SEI Private Trust Company (the "Custodian") serves as the custodian for the assets of the Fund. In consideration for the services provided by the Custodian, the Fund pays the Custodian a monthly fee at an annualized rate of 0.0075% of the Fund's net assets, subject to a minimum annual fee of $1,500. The agreement will remain in effect unless terminated by the Fund or the Custodian.

The Fund is managed by the Board of Managers (the "Board") and each member of the Board who is not an "interested manager" of the Fund, as defined by the 1940 Act (the "Independent Managers"), is entitled to an annual retainer of $2,500 and will be reimbursed by the Fund for travel-related expenses. The Independent Managers of the Board are Gerald Hellerman, Paul D. Malek, and George W. Morriss.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

4. FUND EXPENSES

The Fund bears its own operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys or accountants engaged on behalf of the Fund; entity-level taxes, audit and tax preparation fees and expenses; administrative expenses and fees of the Fund; custody expenses of the Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund; fees and travel-related expenses of the Board of the Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board. Amounts shown as expenses in the Statement of Operations and Financial Highlights include only those expenses charged directly to the Fund and do not reflect management fees, advisory fees, brokerage commissions and other fees and expenses incurred by the Portfolio Funds in which the Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the Statement of Operations.

The Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

5. BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. The Fund had no borrowings during the year ended March 31, 2010.

6. CAPITAL ACCOUNTS AND ALLOCATIONS

The Fund maintains a separate capital account for each Member. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) are credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage is determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

6. CAPITAL ACCOUNTS AND ALLOCATIONS (CONTINUED)

A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any contributions to the capital of the Fund is made; (iv) any day as of which the Fund repurchases the Interest (or portion thereof) of any Member; or (v) any day as of which any amount is credit to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

7. SUBSCRIPTIONS AND REDEMPTIONS OF INTERESTS

The Board may admit one or more Members generally at the beginning of each month; provided, however, that the Fund may, in the discretion of the Board, admit Members more or less frequently.

No Member or other person holding an Interest or portion thereof shall have the right to require the Fund to repurchase that Interest or portion thereof. The Board, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider, among other things, the recommendation of the Adviser.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing options contracts, and swap contracts. The Fund's risk of loss in the Portfolio Funds is limited to the value of the Fund's Investment.

9. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. RISK AND UNCERTAINTIES

The Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

10. RISK AND UNCERTAINTIES (CONTINUED)

The Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risk. The Portfolio Funds may enter into the following transactions and certain of the related risks are described below:

A. Short Sales

Short sales are sales of securities that are not owned or that are not intended for delivery and the seller will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the seller records unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. A realized gain or loss is recorded when the short position is closed out. By entering into short sales, the seller bears the market risk of increases in value of the security sold short in excess of the proceeds received.

B. Swap Agreements

A swap contract is a contract under which two parties agree to make periodic payments to each other based on the value of a security, a specified interest rate, an index or the value of some other instrument applied to a stated or "notional" amount. Swaps are subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

C. Options

The Portfolio Funds may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.

D. Futures Contracts

The Portfolio Funds may use futures contracts for hedging and non-hedging purposes. Upon entering into a futures contract, the Portfolio Funds are required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Pursuant to the contract, the Portfolio Funds agree to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio Funds as unrealized gains or losses. When the contract is closed, the Portfolio Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The use of futures transactions includes the risk of imperfect correlation in movements in the price of futures contracts, interest rates, underlying hedged assets, and the possible inability of the counterparties to meet the terms of their contracts.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

10. RISK AND UNCERTAINTIES (CONTINUED)

E. Leverage Transactions

In order to obtain more investable cash, the Portfolio Funds may use various forms of leverage including purchasing securities on margin. Such leverage may allow the Portfolio Funds to increase partners' capital at a greater rate during favorable markets, but also may lead to a more rapid decrease in partners' capital in unfavorable markets. A margin transaction consists of purchasing an investment with money loaned by a broker and agreeing to repay the broker at a later date. Interest expense on the outstanding margin balance is based on market rates at the time of the borrowing.

F. Forward Foreign Currency Contracts

The Portfolio Funds may enter into forward foreign currency contracts. Forward contracts are over-the-counter contracts for delayed delivery of currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. All commitments are marked to market on each valuation date at the applicable foreign exchange rate and any resulting unrealized gain or loss is recorded on such date. The Portfolio Fund realizes gains and losses at the time forward contracts are extinguished or closed upon entering into an offsetting contract.

G. Repurchase Agreements

Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them.

H. Reverse Repurchase Agreements

Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

10. RISK AND UNCERTAINTIES (CONTINUED)

I. Lending Portfolio Securities

Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which afford it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

J. When-Issued and Forward Commitment Securities

Portfolio Managers may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

K. Restricted and Illiquid Investments

Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Further, from time to time, certain Portfolio Managers may allocate certain Portfolio Fund assets (which generally are illiquid) to special investment accounts within the particular Portfolio Fund managed by the Portfolio Manager (i.e., "side pockets" or "special investment accounts"). Generally, the Portfolio Funds will not be able to withdraw their interest in such side pockets or special investment accounts until they are disposed of by the Portfolio Manager. The market prices, if any, for illiquid securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

10. RISK AND UNCERTAINTIES (CONTINUED)

L. Liquidity

The Portfolio Funds provide for periodic redemptions, with lock-up provisions up to two years from the initial investment. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions expire.

Certain Portfolio Funds may restrict the ability of investors to redeem their interests in the fund, whether temporarily or during a liquidation of the Portfolio Fund, and may seek to amend their liquidity provisions and impose additional restrictions on investor liquidity. Certain Portfolio Funds may permit withdrawals on a date other than as provided under standard liquidity terms subject to the payment of certain additional fees or charges.

M. Credit Risk

The Fund will be exposed to credit risk on Portfolio Funds with whom they trade and will always bear the risk of settlement on default.

N. Interest Rate Risk

A number of the underlying funds that the Fund invests in may be interest rate sensitive, which means that their value and consequently, the Net Asset Value of the Fund, may fluctuate as interest rates fluctuate.

11. INVESTMENT TRANSACTIONS

For the year ended March 31, 2010, the Fund made investments in Portfolio Funds in the amount of $10,821,447 and redeemed investments in Portfolio Funds in the amount of $5,540,325.

12. INVESTMENTS

As of March 31, 2010, the Fund had investments in thirty-one Portfolio Funds, none of which are related parties.

The Fund limits its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                   Notes to Financial Statements (continued)

12. INVESTMENTS (CONTINUED)

Portfolio Funds' Investment Strategies:

DIRECTIONAL

Directional strategies derive their primary source of return from directional positions in asset classes. These strategies include global macro funds and commodity trading advisors ("CTA"). Macro strategies generally utilize analysis of macro-economic, geopolitical and financial conditions to establish directional views and seek to capitalize on such views by trading in securities, commodities, interest rates, currencies and other instruments. CTA strategies also look to establish directional views on various financial instruments and geographies but generally do so in a systematic manner.

EQUITY STRATEGIES

Equity Strategies derive their primary source of return from positions in the equity markets. Stock selection is of primary importance to these strategies. Equity strategies include long-bias, short-bias, variable bias and equity market neutral strategies. Long bias managers will always be net long, short bias managers are expected to maintain a negative net exposure; variable bias managers can adjust net exposure and be either net long, net short or market neutral; equity market neutral managers are expected to maintain a net exposure +/-20%.

EVENT DRIVEN

Event Driven managers will typically employ strategies that involve investing in companies experiencing significant corporate changes. Mispricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value. This strategy also includes activist managers who take controlling stakes in companies and force the "event" internally.

OPPORTUNISTIC

Opportunistic strategies derive their primary source of return from a broad range of strategies, asset classes and securities, investing opportunistically across the broad spectrum of asset classes. They seek to invest in strategies, asset classes and geographies that they feel exhibit the best risk/reward profile. These managers are expected to dynamically adjust their exposure and positions as market opportunities vary.

13. SUBSEQUENT EVENTS

From April 1, 2010 through May 27, 2010, the Fund received subscriptions in the amount of $1,381,300. In addition, as of May 27, 2010, the Fund has received tender offers that are anticipated to be effective on June 30, 2010. The member interests for these requests were approximately 2.1% of the members' capital of the Fund, or approximately $450,000, as of March 31, 2010. The ultimate amounts redeemed for these requests may vary based upon the performance of the Fund.

Effective April 1 and May 1, 2010, the Fund made investments in Portfolio Funds in the amounts of $1,075,000 and $1,000,000 respectively.

The Fund's management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through May 27, 2010, the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of March 31, 2010.

                 Old Mutual Absolute Return Master Fund, L.L.C.
             Board of Managers and Officers of the Fund (unaudited)

                                                                            NUMBER
                                                                           OF FUNDS
                                                                            IN FUND
                             TERM OF                                        COMPLEX
NAME, AGE, AND              OFFICE*AND                                     OVERSEEN   PRESENT OR PAST (WITHIN 5 YEARS)
POSITION WITH THE           LENGTH OF        PRINCIPAL OCCUPATION             BY         OTHER DIRECTORSHIPS HELD BY
FUND                       TIME SERVED       DURING PAST 5 YEARS            MANAGER               MANAGERS
-----------------        ----------------  ------------------------        ---------  ---------------------------------
                                            DISINTERESTED MANAGERS
Gerald Hellerman         Indefinite/Since  Principal, Hellerman                    6  Director, The Mexico
Year of Birth: 1937      October 2006      Associates (financial                      Equity and Income
Manager                                    and corporate consulting),                 Fund, Inc., June 2001 - present;
                                           1993 - present; Chief                      Director and Audit- Chair,
                                           Compliance Officer and                     MVC Capital Inc.,
                                           Chief Financial Officer,                   March 2003 - present;
                                           The Mexico Equity and                      Director, Brantley
                                           Income Fund, Inc.,                         Capital, March 2003 - March 2006
                                           June 2001 - present;                       and March 2007 - present;
                                           Chief Compliance                           Director, Special
                                           Officer and Chief                          Opportunities Fund,
                                           Financial Officer,                         Inc., August 2009 - present;
                                           Special Opportunities                      Director, Innovative
                                           Fund, Inc., August 2009 -                  Clinical Solutions,
                                           present; President, Innovative             May 2002 - 2008;
                                           Clinical Solutions,                        Director and
                                           May 2002 - 2008.                           Audit-Chair,
                                                                                      AirNet Systems,
                                                                                      July 2005 - May 2008;
                                                                                      Director, FNC Realty,
                                                                                      May 2002 - 2007;
                                                                                      Director, Element
                                                                                      Long/Short
                                                                                      Equity,
                                                                                      May 2005 -
                                                                                      November 2005.

Paul D. Malek            Indefinite/Since  General Counsel,                        6  None
Year of Birth: 1967      October 2006      Stonehill Capital
Manager                                    Management LLC,
                                           April 2009 -present;
                                           General Counsel, Latigo
                                           Partners, LP (hedge fund),
                                           February 2006 -
                                           March 2009;
                                           Associate, Milbank,
                                           Tweed, Hadley &
                                           McCloy LLP,
                                           May 2001 -
                                           January 2006.

George W. Morriss        Indefinite/Since  Retired                                 6  Trustee/Director, open-
Year of Birth: 1947      October 2006                                                 end and closed-end
Manager                                                                               funds in Neuberger
                                                                                      Berman Fund
                                                                                      Complex, February
                                                                                      2007 - present;
                                                                                      Advisory Director,
                                                                                      Berkshire Capital
                                                                                      Securities, August
                                                                                      2006 - February
                                                                                      2007 and July
                                                                                      2009 - present;
                                                                                      Director, Lehman
                                                                                      Brothers First
                                                                                      Trust Income
                                                                                      Opportunity
                                                                                      Fund, July 2003 -
                                                                                      April 2006; Trustee,
                                                                                      Element Long/Short
                                                                                      Funds, March 2005 -
                                                                                      September 2005.

                                              INTERESTED MANAGER
Matthew Appelstein **    Indefinite/Since  Executive Vice                          6  Trustee, TS&W/
Year of Birth: 1961      April 2008        President/Head                             Claymore Tax-
Manager, President and                     of Global Sales                            Advantage
Chief Executive Officer                    and Marketing,                             Balanced Fund,
                                           Old Mutual (US)                            November 2004 -
                                           Holdings Inc.,                             present; Trustee,
                                           October 2008 -                             Old Mutual/Claymore
                                           present; Senior                            Long-Short Fund,
                                           Vice President,                            April 2005 - present;
                                           Old Mutual (US)                            Director, Old Mutual
                                           Holdings Inc.,                             Global Funds plc,
                                           October 2006 -                             May 2008 - present;
                                           October 2008;                              Trustee, Old Mutual
                                           Vice President,                            Investment Partners,
                                           Old Mutual (US)                            August 2009 -
                                           Holdings, Inc.,                            present; Manager,
                                           December 2003 -                            Director, Old
                                           October 2006.                              Mutual Asset
                                                                                      Management
                                                                                      International, Ltd.,
                                                                                      November 2009 - present.

NAME, AGE, AND POSITION WITH THE           TERM OF OFFICE* AND LENGTH
FUND                                             OF TIME SERVED             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-------------------------------------      ---------------------------      ----------------------------------------
                                                     OFFICERS
Ross Weissman                              Indefinite/Since                 Chief Financial
Year of Birth: 1970                        October 2006                     Officer, Larch
Treasurer and Chief Financial Officer                                       Lane Advisors LLC,
                                                                            2005 - present;
                                                                            Controller and
                                                                            Chief Financial
                                                                            Officer, Larch
                                                                            Lane Advisors LP,
                                                                            1999 - 2005.

Stephen A. McShea                          Indefinite/Since
Year of Birth: 1971                        September 2009                   Chief Compliance
Chief Compliance Officer                                                    Officer and General
                                                                            Counsel, Larch Lane
                                                                            Advisors LLC, June
                                                                            2009 - present;
                                                                            Associate, Dechert
                                                                            LLP, May 2004 -
                                                                            February 2009.

The business address of each Manager and Officer is c/o Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573.

* Officer of the Fund until such time as his or her successor is duly elected and qualified.

** Mr. Appelstein is a Manager who may be deemed an "interested person" of the Fund, as that term is defined by the 1940 Act, because he is the Principal Executive Officer of the Fund and he is an officer of an affiliate of the Adviser.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. For the fiscal year ended March 31, 2010, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of this code of ethics is filed with this form N-CSR under Item 12 (a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Gerald Hellerman. Mr. Hellerman is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Aggregate fees for services rendered by Rothstein, Kass & Company, P.C. ("Rothstein") to Old Mutual Absolute Return Master Fund (the "Fund") for the fiscal years ended March 31, 2009 and March 31, 2010, are as follows:

                                                                       2009
                            ------------------------------------------------------------------------------------------
                                                             All fees and services to      All other fees and services
                            All fees and services to the   service affiliates that were    to service affiliates that
                             Fund that were pre-approved           pre-approved           did not require pre-approval
                            ----------------------------   ----------------------------   ----------------------------
(a) Audit Fees(1)                      $55,000                          N/A                            N/A
(b) Audit-Related Fees(2)              $     0                          N/A                            N/A
(c) Tax Fees(3)                        $20,000                          N/A                            N/A
(d) All Other Fees(4)                  $     0                          N/A                            N/A

                                                                       2010
                            ------------------------------------------------------------------------------------------
                                                             All fees and services to      All other fees and services
                            All fees and services to the   service affiliates that were    to service affiliates that
                             Fund that were pre-approved           pre-approved           did not require pre-approval
                            ----------------------------   ----------------------------   ----------------------------
(a) Audit Fees(1)                      $56,875                          N/A                            N/A
(b) Audit-Related Fees(2)              $     0                          N/A                            N/A
(c) Tax Fees(3)                        $20,000                          N/A                            N/A
(d) All Other Fees(4)                  $     0                          N/A                            N/A

Notes:

     (1) Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings or engagements.

     (2) Audit-Related Fees would encompass all additional audit or accounting research services not directly related to the audit of the registrant's financial statements.

     (3) Tax Fees include amounts related to the preparation of partnership income tax returns including Schedule k-1's for investors.

     (4) All Other Fees include amounts related to services provided in order to provide auditor consents for audits to be included in subsequent filings.

(e)(1) The registrant's Audit Committee pre-approves the principal accountant's engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant's independence.

(e)(2) Percentage of fees billed by Rothstein applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                     2009   2010
                     ----   ----
Audit-Related Fees    0%     0%
Tax Fees              0%     0%
All Other Fees        0%     0%

(f)  Not applicable.

(g) The amount of non-audit fees that were billed by Rothstein for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2009 and March 31, 2010, were $90,000 and $90,000, respectively.

(h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following is the Proxy Voting Policies and Procedures of Larch Lane Advisors LLC (the "Adviser") in its entirety:

The Firm provides investment advisory services to private investment funds and managed accounts, and invests the assets of these Funds and accounts in securities issued by private issuers. Through these private issuers the Firm may be delegated the right to vote, on behalf of the Funds and accounts, proxies received from companies, the securities of which are owned by the underlying private issuers in which the Funds and accounts have invested. In addition, from time to time, the private issuers may amend or revise their governing documents or seek investor consents. The Firm has authority to vote proxies relating to such securities on behalf of the Funds and accounts it manages.

The Securities and Exchange Commission (the "SEC") has adopted Rule 206(4)-6 under the Investment Advisers Act. Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

The Investment Committee (which may delegate a Proxy Committee for this purpose) is responsible for making all proxy voting decisions in accordance with these proxy voting policy and procedures (the "POLICIES"). The investment team is responsible for the actual voting of all proxies in a timely manner, while the Compliance Officer is responsible for monitoring the effectiveness of the Policies. (SEE Section IV, "Procedures for Proxies".)

The Policies attempt to generalize a complex subject. The Firm may, from time to time, determine that it is in the best interests of its clients to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the Compliance Officer.

I. GENERAL POLICY

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "PROXIES"), in a manner that reasonably furthers the best interests of the Funds managed by the Firm and is consistent with the investment philosophy as set forth in the relevant investment management documents, as determined by the Firm in its discretion, and taking into account relevant factors, including, but not limited to:

-    the impact on the value of the securities;

-    the anticipated costs and benefits associated with the proposal;

-    the effect on liquidity; and

-    customary industry and business practices.

II. SPECIFIC POLICIES

A. ROUTINE MATTERS

Routine matters are typically proposed by Management (as defined below) of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

For routine matters, the Firm will vote in accordance with the recommendation of the company's management, directors, general partners, managing members or trustees (collectively, the "MANAGEMENT"), as applicable, unless, in the Firm's opinion, such recommendation is not in the best interests of the investing Funds or accounts.

1. GENERAL MATTERS

The Firm will generally vote FOR proposals:

     -    to set time and location of annual meeting;

     -    to change the fiscal year of the company; and

     -    to change the name of a company.

2. BOARD MEMBERS

A. ELECTION OR RE-ELECTION. The Firm will generally vote FOR Management proposals to elect or re-elect Board members.

B. FEES TO BOARD MEMBERS. The Firm will generally vote FOR proposals to increase fees paid to Board members, unless it determines that the compensation exceeds market standards.

3. CAPITAL STRUCTURE

The Firm will generally vote FOR proposals to change capitalization, including to increase authorized common shares or to increase authorized preferred shares, as long as the proposal does not either: (i) establish a class or classes of shares or interests with terms that may disadvantage the class held by the investing Funds or accounts or (ii) result in disproportionate voting rights for preferred shares or other classes of shares or interests.

4. APPOINTMENT OF AUDITORS

The Firm will generally vote FOR the approval of auditors and proposals authorizing the Board to fix auditor fees, unless:

     - the Firm has serious concerns about the accountants presented, including their independence, or the audit procedures used; or

     -    the auditors are being changed without explanation.

B. NON-ROUTINE MATTERS

Non-routine matters involve a variety of issues and may be proposed by a company's Management or beneficial owners (I.E., shareholders, members, partners, etc. (collectively, the "OWNERS")). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.

1. BOARD MEMBERS

A. TERM LIMITS. The Firm will generally vote FOR proposals to require a reasonable retirement age (E.G., 72) for Board members, and will vote on a CASE-BY-CASE basis on proposals to attempt to limit tenure.

B. REPLACEMENT. The Firm will generally vote AGAINST proposals that make it more difficult to replace Board members, including proposals:

     -    to stagger the Board;

     -    to overweight Management representation on the Board;

     - to introduce cumulative voting (cumulative voting allows the Owners to "stack" votes behind one or a few individuals for a position on the Board, thereby giving minority Owners a greater chance of electing the Board member(s));

     -    to introduce unequal voting rights;

     -    to create supermajority voting; or

     -    to establish pre-emptive rights.

C. LIABILITY AND INDEMNIFICATION. In order to promote accountability, the Firm will generally vote AGAINST proposals to limit the personal liability of Board members for any breach of fiduciary duty or failure to act in good faith.

D. OWNERSHIP ISSUES. The Firm will generally vote FOR proposals that require Management to own a minimum interest in the company. The purpose of this policy is to encourage the alignment of Management's interests with the interests of the company's Owners. However, the Firm will generally vote AGAINST proposals for stock options or other compensation that grant an ownership interest for Management IF SUCH PROPOSALS offer greater than 15% of the outstanding securities of a company because such options may dilute the voting rights of other Owners of the company.

2. COMPENSATION, FEES AND EXPENSES

In general, the Firm will vote AGAINST proposals to increase compensation, fees or expenses to be paid to the company's Owners, unless the Firm determines that the benefits resulting to the company and its Owners justifies the increased compensation, fees or expenses.

In many circumstances, where private investment funds seek to change material terms such as compensation, fee and expense terms, the Firm will examine the investment opportunity anew in light of the proposed new terms, considering the private investment funds returns, portfolio and strategy allocations, alternative investment opportunities and other factors generally considered when making an investment decision. When applying this examination, the Firm may vote for proposals where the circumstances of a particular investment justify the revised compensation, fee and expense terms.

3. VOTING RIGHTS

The Firm will generally vote AGAINST proposals:

     -    to introduce unequal voting or dividend rights among the classes;

     - to change the amendment provisions of a company's charter documents by removing Owner approval requirements;

     - to require supermajority (2/3) approval for votes rather than a simple majority (1/2);

     -    to restrict the Owners' right to act by written consent; or

     - to restrict the Owners' right to call meetings, propose amendments to the articles of incorporation or other governing documents of the company or nominate Board members.

The Firm will generally vote FOR proposals that eliminate any of the foregoing rights or requirements.

4. TAKEOVER DEFENSES AND RELATED ACTIONS

The Firm will generally vote AGAINST any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including "poison pills". Examples of "poison pills" include:

     -    large increases in the amount of stock authorized but not issued;

     - blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the Board at a future date without further action by the Owners);

     - compensation that would act to reward Management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or "golden parachutes";

     - fixed price amendments that require a certain price to be offered to all Owners based on a fixed formula; and

     - greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.

The Firm will generally vote FOR proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:

     - require that golden parachutes or golden handcuffs be submitted for ratification by the Owners; and

     - to opt out of state anti-takeover laws deemed by the Firm to be detrimental.

The Firm will generally vote on a CASE-BY-CASE basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

5. REINCORPORATION

The Firm will generally vote FOR a change in the state of incorporation if the change is for valid business reasons (such as reincorporating in the same state as the headquarters of any controlling company).

6. DEBT ISSUANCE AND PLEDGING OF ASSETS FOR DEBT

The Firm will generally vote proxies relating to the issuance of debt, the pledging of assets for debt, and an increase in borrowing powers on a CASE-BY-CASE basis, taking into consideration relevant factors, including, for example:

     - the potential increase in the company's outstanding interests or shares, if any (E.G., convertible bonds); and

     - the potential increase in the company's capital, if any, over the current outstanding capital.

7. MERGERS OR ACQUISITIONS

The Firm will vote proxies relating to mergers or acquisitions on a CASE-BY-CASE basis, but will generally vote for any proposals that the Firm believes will offer fair value to its clients.

8. TERMINATION OR LIQUIDATION OF THE COMPANY

The Firm will vote proxies relating to the termination or liquidation of a company on a CASE-BY-CASE basis, taking into consideration one or more of the following factors:

     -    terms of liquidation;

     -    past performance of the company; and

     -    strategies employed to save the company.

9. SOCIAL & ENVIRONMENTAL ISSUES AND CORPORATE RESPONSIBILITY

The Firm will vote proxies relating to social and environmental issues on a CASE-BY-CASE basis, but will generally vote for any proposals that will reduce discrimination, improve protections to minorities and disadvantaged classes, and increase conservation of resources and wildlife.

The Firm will generally vote AGAINST any proposals that place arbitrary restrictions on the company's ability to invest, market, enter into contractual arrangements or conduct other activities. The Firm will also generally vote AGAINST proposals:

     -    to bar or restrict charitable contributions; or

     -    to limit corporate political activities.

10. ALL OTHER MATTERS

All other decisions regarding proxies will be determined on a CASE-BY-CASE basis taking into account the general policy, as set forth above.

C. ABSTAINING FROM VOTING OR AFFIRMATIVELY NOT VOTING

The Firm will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Firm determines that abstaining or not voting is in the best interests of the Fund or account. In making such a determination, the Firm will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (E.G., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. The Firm will not abstain from voting or affirmatively decide not to vote a proxy if the Fund or account is a plan asset fund subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended. Furthermore, the Firm will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.

III. CONFLICTS OF INTEREST

At times, conflicts may arise between the interests of the investing Funds or accounts, on the one hand, and the interests of the Firm or its affiliates, on the other hand. If the Firm determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Firm will address matters involving such conflicts of interest as follows:

A. If a proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies;

B. If the Firm believes it is in the best interest of the investing Funds or accounts to depart from the specific policies provided for herein, the Firm will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, the Firm may vote such proxy as it determines to be in the best interest of the investing Funds or accounts, without taking any action described in D below, provided that such vote would be against the Firm's own interest in the matter (I.E., against the perceived or actual conflict). The Firm will memorialize the rationale of such vote in writing; and

D. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, and the Firm believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Firm must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the Funds or accounts, as applicable; (c) inform the investors in the investing Funds or the owners of the investing accounts of the conflict of interest and obtain consent to (majority consent in the case of a Fund) vote the proxy as recommended by the Firm; or (d) obtain approval of the decision from the Firm's Compliance Officer and third party Legal Advisors.

IV. PROCEDURES FOR PROXIES

The Investment Committee will be responsible for determining whether each proxy is for a "routine" matter or not, as described above. All proxies identified as "routine" will be voted by the Chief Legal Officer in accordance with the Policies.

Any proxies that are not clearly "routine" will be submitted to the Investment Committee, who/which will determine how to vote each such proxy by applying the Policies. Upon making a decision, the proxy will be executed and returned to the Chief Legal Officer for submission to the company. Upon receipt of an executed proxy, the Firm's paralegal will update the investing Funds' or accounts' proxy voting record. The Chief Legal Officer is responsible for the actual voting of all proxies in a timely manner. The Compliance Officer is responsible for monitoring the effectiveness of the Policies.

In the event the Firm determines that the investing Funds or accounts should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Firm will submit the proxy to such third party or committee for a decision. The Chief Legal Officer will execute the proxy in accordance with such third party's or committee's decision.

V. RECORD OF PROXY VOTING

The Compliance Officer also will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Compliance Officer will also maintain records relating to each proxy, including (i) the determination as to whether the proxy was routine or not, (ii) the voting decision with regard to each proxy; and (iii) any documents created by the Investment Committee, or others, that were material to making the voting decision.

The Firm will maintain a record of each written request from an investor in a Fund or owner of an managed account for proxy voting information and the Firm's written response to any request (oral or written) from an investor in a Fund or owner of an managed account for proxy voting information.

The Compliance Officer will maintain such records in its offices for two years from the end of the fiscal year during which the record was created, and for an additional three years in an easily accessible place.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(A)(1) PORTFOLIO MANAGERS

     The day-to-day management of the Fund's and the Master Fund's portfolio will be the responsibility of the Adviser's Investment Committee, which is led by Mark Jurish, the Adviser's Chief Investment Officer, and also includes Kenneth Stemme and Kevin Mirabile.

MARK JURISH, Chief Investment Officer, founded Larch Lane Advisors L.P., the predecessor entity of the Adviser, in August 1999. He has managed accounts that are managed by the Adviser from their inception. In addition, he is the founder and Chief Executive Officer of the managing entities of private investment vehicles that invest in early-stage hedge funds. Prior to joining the Adviser, Mr. Jurish was Managing Director at Paloma Partners, a firm that he joined in 1988. At Paloma, Mr. Jurish was primarily responsible for evaluating, selecting, and monitoring suitable investments for various Paloma trading entities, as well as creating and structuring new products. From 1986 to 1988, Mr. Jurish was employed at Skadden, Arps, Slate, Meagher & Flom as a specialist in financial investment modeling and management consulting. Mr. Jurish began his financial career in 1984 at Arthur Young & Company (a predecessor of Ernst & Young, LLP), an international accounting and consulting firm, where Paloma Partners was one of his main clients. He served as an Independent Trustee of an investment manager's investment grade municipal fund. Previously, he served on the Best Practices Committee of the Greenwich Roundtable and on the Board of Directors for the Managed Funds Association. Mr. Jurish received his B.A. from State University of New York at Albany and his M.B.A. in Finance from New York University.

Mr. Jurish is a member of the Investment Committee.

KENNETH W. STEMME, Director of Research, joined the Adviser in April 2007. Mr. Stemme was previously a Senior Vice President and Director of Hedge Fund Investments at Northern Trust Global Advisors, where he managed approximately $1 billion in assets and chaired the Hedge Fund Investment Committee. Prior to joining Northern Trust in 2003, Mr. Stemme was a Managing Director in the Alternative Investment Group at American Express Asset Management. From 1999 to 2002, Mr. Stemme was Executive Director in the Alternative Investment Group at CIBC Oppenheimer, where he was involved in the creation and management of a registered fund of funds. From 1990 through 1998, Mr. Stemme worked at Harris Associates, last serving as a research associate. Mr. Stemme received his B.A. from Cornell University and his M.B.A. from DePaul University.

Mr. Stemme is a member of the Investment Committee.

KEVIN MIRABILE, Chief Operating Officer, joined the Adviser in May 2008. Immediately prior to joining Larch Lane, Mr. Mirabile was C.O.O. of Orca Asset Management, a registered investment adviser. Mr. Mirabile has over 20 years of business development, regulatory, financing, trading and sales experience with the hedge fund sector dating back to 1983. Mr. Mirabile was previously a principal at Morgan Stanley, President of the Morgan Stanley Trust Company, an Executive V.P. at Daiwa Securities and a Managing Director and Operating Committee Member of Barclays Capital. At Barclays he headed the firm's Collateralized Finance Division from 1998 to 2004, which included Global Futures, Corporate Bond and Treasury Repo and the firms multi asset class Prime Brokerage and electronic execution business. He was also responsible globally for the firm's business development and relationship management with the hedge fund sector. Mr. Mirabile is a C.P.A., a member of the A.I.C.P.A., the International Association of Financial Engineers, the Greenwich Roundtable's Founders Council and is a part-time Adjunct Professor of Finance at Fordham University's Graduate School of Business where he teaches an introductory course on hedge fund investment management. Mr. Mirabile received his B.S. in Accounting from State University of New York at Albany and his M.S. in Banking and Finance from Boston University.

Mr. Mirabile is a member of the Investment Committee.

(A)(2) OTHER FUNDS AND ACCOUNTS MANAGED

     The following table sets forth information about funds and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of March 31, 2010.

                 REGISTERED INVESTMENT     POOLED INVESTMENT         OTHER ACCOUNTS
                  COMPANIES MANAGED BY    VEHICLES MANAGED BY        MANAGED BY THE
                 THE PORTFOLIO MANAGER   THE PORTFOLIO MANAGER     PORTFOLIO MANAGER
    NAME OF      ---------------------   ---------------------   ---------------------
   PORTFOLIO                  TOTAL                  TOTAL
    MANAGER      NUMBER       ASSETS     NUMBER      ASSETS      NUMBER   TOTAL ASSETS
--------------   ------    -----------   ------   ------------   ------   ------------
Mark Jurish         5      $37 million     19     $996 million      1      $52 million
Kenneth Stemme      5      $37 million     19     $996 million      1      $52 million
Kevin Mirabile      5      $37 million     19     $996 million      1      $52 million

                       REGISTERED INVESTMENT           POOLED INVESTMENT VEHICLES               OTHER ACCOUNTS
                        COMPANIES MANAGED BY                 MANAGED BY THE                     MANAGED BY THE
                       THE PORTFOLIO MANAGER                PORTFOLIO MANAGER                  PORTFOLIO MANAGER
                 --------------------------------   --------------------------------   --------------------------------
    NAME OF       NUMBER WITH   TOTAL ASSETS WITH    NUMBER WITH   TOTAL ASSETS WITH    NUMBER WITH      TOTAL ASSETS
   PORTFOLIO     PERFORMANCE-   PERFORMANCE-BASED   PERFORMANCE-   PERFORMANCE-BASED   PERFORMANCE-   WITH PERFORMANCE-
    MANAGER       BASED FEES           FEES          BASED FEES           FEES          BASED FEES        BASED FEES
--------------   ------------   -----------------   ------------   -----------------   ------------   -----------------
Mark Jurish            0                $0                5           $544 million           0                $0
Kenneth Stemme         0                $0                5           $544 million           0                $0
Kevin Mirabile         0                $0                5           $544 million           0                $0

Investment decisions at the Adviser are made with oversight by the Investment Committee. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk and strategy, and to review forthcoming investment decisions.

Real, potential or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day portfolio management responsibilities with respect to more than one fund. The Portfolio Managers may manage other accounts with investment strategies similar to the Fund and the Master Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the Portfolio Managers may personally invest in these accounts. These factors could create conflicts of interest because Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund or the Master Fund. A conflict may also exist if the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund or the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund or the Master Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

(A)(3) COMPENSATION

As of March 31, 2010, compensation for the Portfolio Managers is a combination of a fixed salary and a bonus. The bonus paid to a Portfolio Manager for any year may be made with reference, in part, to the performance of the Fund or the Master Fund or any other fund or account managed by the Adviser during such year as compared to the performance of the HFR Fund of Funds Composite Index or another index or indices deemmed relevant by the senior management of the Adviser. The amount of salary and bonus paid to the Portfolio Managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the Portfolio Managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus, without any contribution from the Adviser, into a tax-qualified retirement plan.

(A)(4) FUND OWNERSHIP

The following table sets forth the dollar range of Units beneficially owned by the Portfolio Managers as of the date of this Prospectus.

PORTFOLIO MANAGER   DOLLAR RANGE
-----------------   ------------
Mark Jurish             None
Kenneth Stemme          None
Kevin Mirabile          None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Old Mutual Absolute Return Master Fund,
                                        L.L.C.


By (Signature and Title)*               /s/ Matthew J. Appelstein
                                        -----------------------------------
                                        Matthew J. Appelstein
                                        President & Chief Executive Officer

Date: June 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Matthew J. Appelstein
                                        -----------------------------------
                                        Matthew J. Appelstein
                                        President & Chief Executive Officer

Date: June 9, 2010


By (Signature and Title)*               /s/ Ross Weissman
                                        -----------------------------------
                                        Ross Weissman
                                        Treasurer & Chief Financial Officer

Date: June 9, 2010

* Print the name and title of each signing officer under his or her signature.